COLDSTREAM FINANCING	12 Months Ended
Sep. 30, 2013
Coldstream Financing [Abstract]
COLDSTREAM FINANCING
11.	Coldstream Financing

In contemplation of the Merger, on April 19, 2013, the Company entered into a financing agreement (the “Financing Agreement”) with Coldstream Summit Ltd. (“Coldstream”) agreeing to issue and sell, and Coldstream agreed to purchase or assist in securing the purchase of, $2,000,000 worth of units in a private offering within the 12 month period following the closing of the Merger (the “Coldstream Financing”). The sales price of each unit issued in the Coldstream Financing was $0.50 per share and consists of (i) one share of common stock and (ii) one warrant to purchase one share of common stock at an exercise price of $0.75 per share and with a term of 12 months.

On June 26, 2013, immediately following the Merger and in accordance with the Financing Agreement, the Company issued and sold units consisting of 2,500,000 shares of common stock and warrants to purchase 2,500,000 shares of common stock in the Coldstream Financing for gross proceeds of $1,250,000.

On July 3, 2013, pursuant to the Coldstream Financing the Company issued and sold additional units consisting of 500,000 shares of common stock and warrants to purchase 500,000 shares of common stock to a foreign accredited investor identified by Coldstream for gross proceeds of $250,000.

On August 30, 2013, pursuant to the Coldstream Financing the Company issued and sold additional units consisting of 1,000,000 shares of common stock and warrants to purchase 1,000,000 shares of common stock to a foreign accredited investor identified by Coldstream for gross proceeds of $500,000.